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                      SECURITIES RESOLUTION ADVISORS, INC.
                       (FORMERLY ROSE INTERNATIONAL LTD.)
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  EXHIBIT (2-B)
                          YEAR ENDED DECEMBER 31, 1997

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                                                                                                                        Pro Forma
                                                                                                        Pro Forma      Statement of
                                                       Rose            Accord                          Adjustments      Operations
                                                   ------------     ------------                      ------------     ------------
Revenues                                           $         --     $    530,959                                       $    530,959
Direct costs                                                             145,000                                            145,000
                                                   ------------     ------------                      ------------     ------------
  Gross profit                                                           385,959                                            385,959
Selling general and administrative expense              102,162          344,338                                            446,500
                                                   ------------     ------------                      ------------     ------------
  Operating income                                     (102,162)          41,621                                            (60,541)
Other income (expense):
 Interest income                                          1,236                                                               1,236
 Realized gain (loss) on sale of marketable             (15,062)                                                            (15,062)
 equity securities
Unrealized loss on marketable equity securities            (801)                                                               (801)
Interest expense                                                          (4,000)                                            (4,000)
                                                   ------------     ------------                      ------------     ------------
                                                        (14,627)          (4,000)                                           (18,627)
                                                   ------------     ------------                      ------------     ------------
Income (loss) before income taxes                      (116,789)          37,621                                            (79,168)
Income taxes                                              3,000            5,200                A           (5,200)           3,000
                                                   ------------     ------------                      ------------     ------------
Income (loss) from continuing operations               (119,789)          32,421                             5,200          (82,168)
                                                   ============     ============                      ============     ============
Weighted average common shares                        6,525,000                                          8,000,000       14,525,000
                                                   ============                                       ============     ============
Earnings (loss) per common share:
                                                   ------------                                                        ------------
  Continuing operations                            $     (0.018)                                                       $     (0.006)
                                                   ============                                                        ============
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(A)  Eliminate current income taxes